Exceptional items	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Exceptional items	Exceptional items
Exceptional items are made up as follows:

	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018
	€m	€m	€m
Supply chain reconfiguration (1)	(12.5)	(3.6)	1.2
Findus Group integration costs (2)	—	3.5	10.4
Findus Switzerland integration costs (3)	0.3	—	—
Brexit (4)	1.6	1.6	—
Business Transformation program (5)	2.3	—	—
Goodfella's Pizza & Aunt Bessie's integration costs (6)	4.0	12.5	8.3
Factory optimization (7)	10.0	5.7	1.6
Settlement of legacy matters (8)	(2.9)	(9.2)	(3.8)
Release of indemnification assets (9)	17.8	44.0	—
Total exceptional items	20.6	54.5	17.7
We do not consider these items to be indicative of our ongoing operating performance.
(1)Supply chain reconfiguration
Supply chain reconfiguration relates to activities associated with the closure of the Bjuv manufacturing facility in Sweden which ceased production in 2017. Income of €12.5 million has been recognized in the year ended December 31, 2020 (2019: income of €3.6 million, 2018: charge of €1.2 million).
In 2020, the Company signed an agreement to end its leasehold of a cold store in Sweden in 2021, which was originally due to expire in 2040. The cold store will continue to be used by the Company under a service contract once the lease has come to an end. The agreement resulted in a significant modification of a right-of-use asset and reduction in lease liabilities. The carrying value of the right-of-use asset had previously been impaired such that its value was significantly lower than that of the liabilities extinguished. Consequently, the Company recognized a gain from the transaction. As part of the transaction, the Company has become liable to fulfill certain severance arrangements in 2021 which have been provided for, the cost of which offsets a portion of the income from the modification of the lease.
In 2019, the income related to the sale of the agricultural land and the finalization of consideration received for the sale of the industrial property, which had completed in 2018. Costs in 2018 relate to the closure and have been partially offset by income from the disposal of tangible assets.
(2)Findus Group integration costs
Following the acquisition of the Findus Group on November 2, 2015, the Company initiated a substantial integration project. Expenses presented (2019: €3.5 million, 2018: €10.4 million) primarily relate to the roll-out of the Nomad ERP system which completed in 2019.
(3)Findus Switzerland integration costs
As disclosed in Note 14, the Company completed the acquisition of Findus Switzerland on December 31, 2020, following which the Company is undertaking an integration project.
(4)Brexit
With the uncertainty of the United Kingdom exiting the European Union, commonly referred to as Brexit, we made preparations for the potential adverse impacts of Brexit to our supply chain, such as tariffs and delays at ports of entry and departure.
(5)Business transformation program
The Company has launched the first phase of a multi-year, enterprise-wide transformation and optimization program. Over the next few years, additional transformation phases will be implemented. The program aims to standardize, simplify and automate end-to-end business processes. This will enable key decision making and analytical capability, building a platform and organization to support future growth and provide better value for shareholders. Execution of the business transformation program will include the evaluation and implementation of new systems needed to support the project.

Expenses in the year consist of restructuring and transformational project costs, including business technology transformation initiative costs and related professional fees.
(6)Goodfella's Pizza & Aunt Bessie's integration costs
Following the acquisition of the Goodfella’s pizza business in April 2018 and the Aunt Bessie's business in July 2018, the Company completed an integration project.
(7)Factory optimization
In 2018, the Company initiated a three-year factory optimization program. The focus of the program is to develop a new suite of standard manufacturing and supply chain processes, that will provide a single network of optimized factories. The program is expected to provide a number of benefits, including an optimized supply chain infrastructure, benefits derived from the implementation of a standardized global manufacturing and planning processes, and an increased level of sustainable performance improvement.
(8)Settlement of legacy matters

A net income of €2.9 million has been recognized associated with the release of acquired tax liabilities relating to periods prior to acquisition by the Company. Net income of €9.2 million was recognized in the year ended December 31, 2019 associated with the release of acquired tax liabilities relating to periods prior to acquisition by the Company. Net income of €3.8 million were recognized in the year ended December 31, 2018. This includes an income of €2.7 million recognized on settlement of contingent consideration for the La Cocinera acquisition and net income of €0.7 million associated with settlements of tax audits.
(9)Release of indemnification assets
The charges relate to the release of shares held in escrow as part of the consideration for the acquisition of the Findus Group in 2015, as discussed in Note 19.
Tax impact of exceptional items
The tax impact of the exceptional items amounts to a credit of €3.5 million in the year ended December 31, 2020 (year ended December 31, 2019: €3.1 million, year ended December 31, 2018: €3.2 million).
Cash flow impact of exceptional items
Included in the Consolidated Statements of Cash Flows for the year ended December 31, 2020 is €12.1 million (year ended December 31, 2019: €15.9 million, year ended December 31, 2018: €43.4 million) of cash outflows relating to exceptional items. This includes cash flows related to the above items as well as the cash impact of the settlement of provisions brought forward from previous accounting periods.